Goldman Sachs Trust (the “Trust”)

Goldman Sachs Specialty Funds

Class A, C and Institutional Shares of

Goldman Sachs International Real Estate Securities Fund

Supplement dated September 8, 2006 to the

Prospectuses dated July 17, 2005

     Effective November 10, 2006, the section “What Do I Need To Know About the Redemption Fee?” in the Shareholder Guide of the Prospectuses is hereby replaced by the following:

     The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

     The redemption fee does not apply to transactions involving the following:

•	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.

•	Redemptions of shares that are acquired or redeemed in connection with participation in a systematic withdrawal program or automatic investment plan.

•	Redemptions of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Asset Allocation Portfolios).

•	Redemptions of shares held through discretionary wrap programs or models programs that utilize regularly scheduled automatic rebalancing of assets and that have provided Goldman Sachs Asset Management, L.P. with a representation letter specifying certain operating policies and standards.

•	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Internal Revenue Code of 1986, as amended. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.

•	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.

•	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.

•	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.

     The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

     In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

     If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exceptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

     In addition, effective November 10, 2006, the second sentence under “Can I Exchange My Investment From One Fund to Another?” in the Shareholder Guide is revised as follows:

Redemption of shares (including by exchange) that are held for 30 calendar days or less (60 calendar days or less with respect to the Goldman Sachs High Yield Fund and High Yield Municipal Fund effective November 10, 2006) may however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?”

     Furthermore, effective November 10, 2006, the first sentence of the second full paragraph under “Restrictions on Excessive Trading Practices — Policies and Procedures on Excessive Trading Practices” in the Shareholder Guide is revised as follows:

To deter excessive shareholder trading, the Fund described in this Prospectus, the International Equity Funds and certain Fixed Income Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to Goldman Sachs High Yield Fund and High Yield Municipal Fund effective November 10, 2006) subject to certain exceptions.

INTLRESTCK 9-06

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